Fees Summary	Feb. 03, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 15,097,000.00
Previously Paid Amount	0.00
Total Fee Amount	2,311.35
Total Offset Amount	0.00
Net Fee	$ 2,311.35
Final Prospectus	false